EARNINGS CALL 1st QUARTER 2018 April 20, 2018

2 2 1st Quarter 2018 | Financial Highlights ▪ Net income of $100.9 million ($0.96 per share), compared to $89.3 million ($0.85 per share) for Q4 2017, and $73.3 million ($0.70 per share) for Q1 2017 ▪ Net interest margin of 4.60%, compared to 4.73% in Q4 2017, and 4.63% in Q1 2017 ▪ Operating efficiency ratio of 42.7%, compared to 40.7% in Q4 2017, and 44.4% in Q1 2017 ▪ Effective tax rate of 17.10%, compared to 28.13% in Q4 2017 due to the effect of the Tax Cuts and Jobs Act ("TCJA") and the cyclical excess tax benefits on share-based payment awards ▪ Total loans of $15.56 billion, up $466 million from prior quarter and total deposits of $17.35 billion, up $382 million from prior quarter ▪ Nonperforming assets (nonaccrual loans and repossessed assets) to total assets of 0.33%, compared to 0.36% at December 31, 2017, and 0.44% at March 31, 2017 ▪ Net loan charge-offs to average loans outstanding of 0.04%, compared to 0.04% in Q4 2017, and 0.04% in Q1 2017 ▪ Tangible common equity ratio of 9.8% and tangible book value per share, net of tax, of $18.86, compared to 9.6% and $18.31, respectively, at December 31, 2017

3 3 $ in millions, except EPS Q1 2018 Highlights ▪ Net Interest Income increased $3.2 million as a result of loan growth, offset by higher rates on MMDA and interest expense on FHLB advances ▪ Operating Non-Interest Expense increased $3.9 million primarily from increased seasonal compensation costs ▪ Income tax expense decreased as a result of the effects from the TCJA and cyclical excess tax benefits on share-based payment awards. Q1-18 Q4-17 Q1-17 Net Interest Income $ 214.2 $ 211.0 $ 179.3 Operating Non-Interest Income 12.7 12.3 10.0 Net Operating Revenue $ 226.9 $ 223.3 $ 189.3 Operating Non-Interest Expense (99.4) (95.4) (88.4) Operating Pre-Provision Net Revenue $ 127.6 $ 127.8 $ 100.9 Provision for Credit Losses (6.0) (5.0) (4.3) Gains on OREO and Other Assets 1.2 — 0.5 Fair Market Value Adjustments (1.1) — — Other — 1.4 0.7 Pre-tax Income $ 121.7 $ 124.3 $ 97.8 Income Tax (20.8) (35.0) (24.5) Net Income $ 100.9 $ 89.3 $ 73.3 Average Diluted Shares Outstanding 105.3 105.2 104.8 Earnings Per Share $ 0.96 $ 0.85 $ 0.70 Quarterly Consolidated Financial Results

4 4 Interest Bearing Deposits and Cost of Funds Loans and Yield Deposits, Borrowings, and Cost of Liability Funding Q1 2018 Highlights ▪ Loan yield decreased 13 basis points largely due to a decrease in the tax equivalent adjustment ("TEA") and acquired loan accretion ▪ Cost of interest-bearing deposits increased 7 basis points due to higher rates across all deposit accounts ▪ Cost of funds for total deposits and borrowings increased 6 basis points to 0.46% Total Investments and Yield Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 3.08% 3.05% 3.10% 3.15% 3.07% $2.9 $3.3 $3.8 $3.8 $3.7 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 5.47% 5.60% 5.68% 5.72% 5.59% $13.7 $14.0 $14.5 $15.1 $15.6 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 0.37% 0.42% 0.49% 0.53% 0.60% $9.2 $9.2 $9.3 $9.5 $9.9 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 $9.2 $9.2 $9.3 $9.5 $9.9 $6.1 $6.9 $7.6 $7.4 $7.5 0.34% 0.35% 0.38% 0.40% 0.46% Investments Loans Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings $0.4 $0.4 $0.4 $0.8 $0.7 $ in billions, unless otherwise indicated Net Interest Drivers © Excluding the effects of the decrease in the TEA from the TCJA, adjusted yield on investments and loans would be 3.28% and 5.70%, respectively. © ©

5 5 Q1 2018 Highlights ▪ NIM decreased 13 basis points to 4.60% quarter- over-quarter due to a decrease in the tax equivalent adjustment and higher rates on deposit accounts, partially offset by the favorable impacts of rising short-term interest rates Net Interest Income, NIM, and Average Interest Earnings Assets Non-PCI Accretion PCI Accretion Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 $4.1 $4.4 $4.3 $4.4 $4.2 $2.3 $2.7 $3.2 $2.7 $1.5 Acquired Loan Accretion Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 4.63% 4.61% 4.65% 4.73% 4.60%$179.3 $192.7 $201.6 $211.0 $214.2 Q2-18 Q3-18 Q4-18 Q1-19 $1.8 $1.8 $1.8 $1.8 $0.3 $0.3 $0.3 $0.3 Scheduled Acquisition Loan Accretion * PCI Accretion Non-PCI Accretion PCI Rate Accretion Non-PCI Rate and Credit Accretion $16,318 $17,648 $18,291 $18,792 $19,144 NIM Net Interest Income Avg Interest Earning Assets $ in millions Net Interest Income and Accretion * Amounts do not include early loan payoffsEnding rate and credit marks on all acquired loans at 3/31/2018 is $41 million © Excluding the effects of the decrease in the TEA from the TCJA, adjusted NIM would be 4.72%. ©

6 6 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 $51.6 $52.3 $52.7 $57.7 $62.1 $10.1 $10.5 $11.0 $10.2 $10.7$14.1 $12.9 $10.6 $11.6 $11.2$12.6 $12.5 $14.7 $16.0 $15.3 Breakdown of Operating Expenses Operating Expenses and Efficiency Q1 2018 Highlights ▪ The operating efficiency ratio increased from 40.7% in Q4 2017 to 42.7% primarily due to a decrease in the TEA ▪ Operating expenses increased from the prior quarter primarily due to an increase in compensation costs Other Professional Fees + Data Processing Occupancy + Insurance Compensation Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 44.4% 41.2% 40.0% 40.7% 42.7% 6 $ in millions Operating Expenses and Efficiency Ratio $88.4 $88.2 $89.0 $95.4 $99.4 Efficiency Ratio Operating Expenses © Excluding the effects of the decrease in the TEA from the TCJA, the adjusted operating efficiency ratio would be 41.7%. ©

7 7 Net Income and ROA Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 $73.3 $80.0 $82.8 $89.3 $100.91.69% 1.71% 1.71% 1.79% 1.99% Operating Pre-Provision Net Revenue and Operating PPNR ROA Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 $100.9 $115.2 $122.7 $127.8 $127.6 2.32% 2.46% 2.53% 2.57% 2.51% $ in millions Operating Pre-Provision Net Revenue, Net Income, and ROA

8 8 ▪ Loans increased $466 million (3.1%) over prior quarter and $1.90 billion (13.9%) over prior year ▪ Deposits increased $382 million (2.3%) over prior quarter and $2.00 billion (12.9%) over prior year ▪ Shareholders' Equity increased $64 million over prior quarter and $325 million over prior year as a function of Net Income ▪ Tangible Book Value/Share increased $0.55 over prior quarter and $3.00 (18.9%) over prior year Q1 2018 HighlightsQ1-18 Q4-17 Q1-17 Investments & Cash $ 4,174 $ 4,237 $ 3,516 Loans 15,560 15,094 13,663 Allowance for Credit Losses (145) (140) (128) Other Assets 1,172 1,138 1,071 Total Assets $ 20,761 $ 20,329 $ 18,122 Deposits $ 17,355 $ 16,972 $ 15,356 Borrowings 685 793 402 Other Liabilities 427 334 395 Total Liabilities $ 18,467 $ 18,099 $ 16,153 Shareholders' Equity 2,294 2,230 1,969 Total Liabilities and Equity $ 20,761 $ 20,329 $ 18,122 Tangible Book Value Per Share $ 18.86 $ 18.31 $ 15.86 $ in millions Consolidated Balance Sheet

9 9 Highlights$1.90 Billion Year Over Year Growth Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 $6,057 $6,321 $6,738 $6,841 $6,944 $2,043 $2,035 $2,062 $2,242 $2,265 $3,608 $3,649 $3,628 $3,904 $3,925 $1,602 $1,602 $1,666 $1,632 $1,950$353 $383 $428 $475 $469 2.6% 15.0% 26.4% 44.3% 11.7% 3.0% 14.6% 25.2% 44.6% 12.5% Residential and Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial $13,663 +$454 $13,990 +$327 $14,522 + $532 $15,094 +$572 $15,553 +$459 $ in millions 5 Quarter Loan Growth and Portfolio Composition Quarter-over-quarter loan growth driven by: ¡ Construction and Land $ 318 million ¡ C&I 103 million Year-over-year loan growth across all loan types: ¡ C&I $ 887 million ¡ Construction & Land 348 million ¡ CRE, Non-OO 317 million ¡ CRE, OO 222 million ¡ Residential & Consumer 116 million

10 10 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 $6,114 $6,859 $7,609 $7,434 $7,502 $1,449 $1,481 $1,406 $1,586 $1,776 $6,254 $6,104 $6,300 $6,331 $6,315 $1,539 $1,587 $1,590 $1,622 $1,762 9.4% 10.0% 39.8% 40.7% 10.2% 10.2% 43.2% 36.4% $2.00 Billion Year Over Year Growth CDs Savings and MMDA Interest Bearing DDA Non-Interest Bearing DDA $16,905 +874 $16,031 +675 $15,356 +806 $16,973 +68 $17,355 +382 $ in millions 5 Quarter Deposit Growth and Composition Highlights Quarter-over-quarter deposit growth driven by: ¡ Interest Bearing DDA $ 190 million ¡ CDs 140 million Year-over-year deposit growth across all deposit types: ¡ Non-interest bearing DDA $ 1.39 billion ¡ Interest-Bearing DDA 327 million ¡ CDs 223 million ¡ Savings and MMDA 61 million

11 11 Adversely Graded Assets to Total Assets NPAs to Total Assets Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 2.25% 2.04% 2.12% 1.85% 1.83% 0.44% 0.32% 0.42% 0.36% 0.33% Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 $45 $31 $29 $28 $30 $34 $30 $55 $44 $37 $133 $166 $122 $128 $127 $175 $141 $200 $155 $185 NPAs Adversely Graded Loans $355 $387 $368 $406 $379 * Amounts are net of total PCI credit and interest rate discounts of $13.9 million as of 3/31/2018 Special Mention Loans $ in millions Adversely Graded Loans and Non-Performing Assets * Classified Accruing Loans Non-Performing Loans OREO Accruing TDRs total $43.8 million as of 3/31/2018

12 12 Gross Charge-Offs Recoveries Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Credit Discounts CD/Acquired Loans Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 $45.1 $37.8 $32.7 $27.0 $23.1 2.46% 2.19% 2.02% 1.86% 1.73% Provision for Credit Losses Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 $4.3 $3.0 $5.0 $5.0 $6.0 ALLL ALLL/Total Organic Loans Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 1.08% 1.08% 1.06% 1.03% 1.02% $2.7 $2.8 $2.3 $3.2 $(4.0) $(0.9) $(1.4) $(2.8) $3.6 $(2.2) $128 $132 $140 $136 $145 $ in millions Charge-Offs, Recoveries, ALLL, and Provision Gross Charge-Offs, Recoveries and Rate Provision for Credit Losses Credit Discounts and Credit Discounts to Acquired Loans Ratio ALLL and ALLL to Organic Loans Ratio

13 13 ROTCE and TBV/ShareCapital Ratios ROTCE TBV/Share Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 17.8% 18.4% 18.2% 18.8% 20.5% $15.86 $16.71 $17.53 $18.31 $18.86 Total Capital Common Equity Tier 1 Tier 1 Leverage Tangible Common Equity Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 13.1% 13.3% 13.3% 13.3% 13.2% 10.0% 10.3% 10.4% 10.4% 10.5% 10.2% 10.1% 10.3% 10.5% 9.4% 9.5% 9.4% 9.6% 9.8% Capital 9.9%

14 14 ▪ Financial Position ▪ Margin ▪ Operating Leverage ▪ Asset Quality ▪ Tax Rate Management Outlook

15 Questions and Answers

16 16 16 This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. Forward-Looking Statements